UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2024

Presidio Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-34049	33-0841255
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4995 Murphy Canyon Road, Suite 300

San Diego, California 92123

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (760) 471-8536

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Series A Common Stock, $0.01 par value per share	SQFT	The Nasdaq Stock Market LLC

9.375% Series D Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	SQFTP	The Nasdaq Stock Market LLC

Series A Common Stock Purchase Warrants to Purchase Shares of Common Stock	SQFTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreement with Steven Hightower

On February 6, 2024, Presidio Property Trust, Inc. (the “Company”) entered into an employment agreement (the “Hightower Employment Agreement”) with the President of the Company’s Model Home Division, Steven Hightower. The Hightower Employment Agreement has a term of three years and shall be automatically renewed for additional one year terms unless either party provides three months’ written notice. Mr. Hightower will receive an annual base salary of $250,224 which shall be reviewed annually by the Board of Directors of the Company (the “Board”) or Compensation Committee thereof and he will be entitled to receive, in addition to his base salary, an annual bonus at a target of up to 100% of his base salary.

If Mr. Hightower’s employment is terminated for cause, as defined in the Hightower Employment Agreement, or by Mr. Hightower without good reason, as defined in the Hightower Employment Agreement, the Company shall have no obligations other than to pay him the earned and unpaid base salary and accrued but unpaid time off through the date of termination (the “Hightower Accrued Obligations”) in cash on the date of termination and provide any vested benefits required to be paid or provided or which Mr. Hightower is eligible to receive under any plan, program, policy or practice or contract or agreement of the Company.

If Mr. Hightower’s employment is terminated due to death or disability, as defined in the Hightower Employment Agreement, he, or his estate or beneficiaries in the event of his death, will be entitled to receive the Hightower Accrued Obligations, reimbursement for expenses incurred prior to the date of termination and the provision of any vested benefits required to be paid or provided or which Mr. Hightower is eligible to receive under any plan, program, policy or practice or contract or agreement of the Company.

If Mr. Hightower terminates his employment for good reason, he will be entitled to (a) the Hightower Accrued Obligations, (b) a cash payment equal to the sum of the his base salary for the year in which the termination date occurs (or if greater, the year immediately preceding the year in which the termination date occurs), (c) a cash payment equal to the mean average of the cash bonus payments received by him during the immediately preceding two years, (d) for the period beginning on the date of termination and ending 12 months following such date, or earlier upon certain circumstances, healthcare benefits for himself and eligible dependents, (e) to the extent previously unpaid or provided, any vested benefits and other amounts or benefits required to be paid or provided under any plan or policy of the Company (excluding equity incentive plans) and (f) on the termination date 100% of outstanding unvested stock options, restricted stock and other equity awards granted to Mr. Hightower under any of the Company’s equity incentive plans (other than performance-based vesting awards) shall become immediately vested and exercisable in full.

Mr. Hightower currently serves on the Board. The Hightower Employment Agreement provides that the Company, subject to certain exceptions, shall use its best efforts to cause Mr. Hightower to be nominated and elected to the Board, and that Mr. Hightower, if so nominated and elected, shall agree to serve on the Board.

The description of the Hightower Employment Agreement contained in this Current Report on Form 8-K is a summary and is qualified in its entirety by the terms of such agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Employment Agreement with Gary Katz

On February 6, 2024, the Company entered into an employment agreement (the “Katz Employment Agreement”) with its Chief Investment Officer, Gary Katz. The Katz Employment Agreement has a term of three years and shall be automatically renewed for additional one year terms unless either party provides three months’ written notice. Mr. Katz will receive an annual base salary of $325,550 which shall be reviewed annually by the Board or Compensation Committee thereof and he will be entitled to receive, in addition to his base salary, an annual bonus at a target of up to 100% of his base salary.

If Mr. Katz’s employment is terminated for cause, as defined in the Katz Employment Agreement, or by Mr. Katz without good reason, as defined in the Katz Employment Agreement, the Company shall have no obligations other than to pay him the earned and unpaid base salary and accrued but unpaid time off through the date of termination (the “Katz Accrued Obligations”) in cash on the date of termination and provide any vested benefits required to be paid or provided or which Mr. Katz is eligible to receive under any plan, program, policy or practice or contract or agreement of the Company.

If Mr. Katz’s employment is terminated due to death or disability, as defined in the Katz Employment Agreement, he, or his estate or beneficiaries in the event of his death, will be entitled to receive the Katz Accrued Obligations, reimbursement for expenses incurred prior to the date of termination and the provision of any vested benefits required to be paid or provided or which Mr. Katz is eligible to receive under any plan, program, policy or practice or contract or agreement of the Company.

If Mr. Katz terminates his employment for good reason, he will be entitled to (a) the Katz Accrued Obligations, (b) a cash payment equal to 1.5 multiplied by the sum of the his base salary for the year in which the termination date occurs (or if greater, the year immediately preceding the year in which the termination date occurs), (c) a cash payment equal to the mean average of the cash bonus payments received by him during the immediately preceding two years, (d) for the period beginning on the date of termination and ending 12 months following such date, or earlier upon certain circumstances, healthcare benefits for himself and eligible dependents, (e) to the extent previously unpaid or provided, any vested benefits and other amounts or benefits required to be paid or provided under any plan or policy of the Company (excluding equity incentive plans) and (f) on the termination date 100% of outstanding unvested stock options, restricted stock and other equity awards granted to Mr. Katz under any of the Company’s equity incentive plans (other than performance-based vesting awards) shall become immediately vested and exercisable in full.

The description of the Katz Employment Agreement contained in this Current Report on Form 8-K is a summary and is qualified in its entirety by the terms of such agreement, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Employment Agreement with Edwin Bentzen

On February 6, 2024, the Company entered into an employment agreement (the “Benzten Employment Agreement”) with its Chief Financial Officer, Edwin Bentzen. The Employment Agreement has a term of three years and shall be automatically renewed for additional one year terms unless either party provides three months’ written notice. Mr. Bentzen will receive an annual base salary of $230,000 which shall be reviewed annually by the Board or Compensation Committee thereof and he will be entitled to receive, in addition to his base salary, an annual bonus at a target of up to 100% of his base salary.

If Mr. Bentzen’s employment is terminated for cause, as defined in the Bentzen Employment Agreement, or by Mr. Bentzen without good reason, as defined in the Bentzen Employment Agreement, the Company shall have no obligations other than to pay him the earned and unpaid base salary and accrued but unpaid time off through the date of termination (the “Bentzen Accrued Obligations”) in cash on the date of termination and provide any vested benefits required to be paid or provided or which Mr. Bentzen is eligible to receive under any plan, program, policy or practice or contract or agreement of the Company.

If Mr. Bentzen’s employment is terminated due to death or disability, as defined in the Bentzen Employment Agreement, he, or his estate or beneficiaries in the event of his death, will be entitled to receive the Bentzen Accrued Obligations, reimbursement for expenses incurred prior to the date of termination and the provision of any vested benefits required to be paid or provided or which Mr. Bentzen is eligible to receive under any plan, program, policy or practice or contract or agreement of the Company.

If Mr. Bentzen terminates his employment for good reason, he will be entitled to (a) the Bentzen Accrued Obligations, (b) a cash payment equal to the equal to the sum of the his base salary for the year in which the termination date occurs (or if greater, the year immediately preceding the year in which the termination date occurs), (c) a cash payment equal to the mean average of the cash bonus payments received by him during the immediately preceding two years, (d) for the period beginning on the date of termination and ending 12 months following such date, or earlier upon certain circumstances, healthcare benefits for himself and eligible dependents, (e) to the extent previously unpaid or provided, any vested benefits and other amounts or benefits required to be paid or provided under any plan or policy of the Company (excluding equity incentive plans) and (f) on the termination date 100% of outstanding unvested stock options, restricted stock and other equity awards granted to Mr. Bentzen under any of the Company’s equity incentive plans (other than performance-based vesting awards) shall become immediately vested and exercisable in full.

The description of the Bentzen Employment Agreement contained in this Current Report on Form 8-K is a summary and is qualified in its entirety by the terms of such agreement, which is filed as Exhibit 10.3 hereto and incorporated herein by reference.

Item 9.01 Exhibits.

(d) Exhibits

The following exhibit is being filed herewith:

Exhibit No.	Description
10.1	Employment Agreement with Steven Hightower
10.2	Employment Agreement with Gary Katz
10.3	Employment Agreement with Edwin Bentzen
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESIDIO PROPERTY TRUST, INC.

By:	/s/ Ed Bentzen
Name:	Ed Bentzen
Title:	Chief Financial Officer

Dated: February 9, 2024